Emerging Markets Growth Fund, Inc.SM Statement of Additional Information Supplement July 10, 2017 (for statement of additional information dated September 1, 2016, as supplemented to date)

1)	The wire instructions in the “Purchase of shares” section of the statement of information are amended as follows:

Payment may be wired using the following wiring instructions:

Wire: Emerging Markets Growth Fund, Inc.

c/o American Funds Service Company

Wells Fargo Bank

ABA #121000248

A/C#46000-76178

For Credit to the Account of: American Funds Service Company

FBO: Shareholder Account Name

FFC: Shareholder Account Number-40115

2)	The section entitled “Transfer Agent” in the “General information” section of the statement of additional information is amended in its entirety to read as follows:

Transfer Agent — American Funds Service Company, an affiliate of the investment adviser, is the transfer agent for the fund, and maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-246-0717O CGD/10149-S63127